Third Quarter 2018 MEMBER FDIC

Forward Looking Statement and Risk Factors This presentation contains or incorporates statements that we believe are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward- looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses; cyber-security concerns; rapid technological developments and changes; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; general economic or business conditions; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; re- emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries. 1

Corporate Profile Corporate Profile • Headquartered in Indiana, PA • $7.1 billion in assets (as of 09.30.18) • $1.5 billion market cap (as of 09.30.18) • Locations in 5 regional markets • Stock symbol: STBA 2

STBA Investment Thesis STBA Investment Thesis The Right Size • Above peer performance • Big enough to: • Demonstrated expense discipline and • Provide full complement of products efficiency and services • Organic growth • Access technology • Strategic and effective mergers and • Access capital markets expansion • Attract talent • Stable regional markets with long-term • Expand - mergers and acquisitions/de oil and gas benefit novo • Sound asset quality • Small enough to: • Stay close to our customers • Understand our markets • Be responsive 3

Performance Return on Average Assets Return on Average Equity 1.8% 1.6% 1.50% 15.0% 1.4% 1.22% 1.22%(2) 12.5% 11.63% 1.13% (2) 1.2% 1.08% 9.71% 9.90% (1) 10.0% 8.94% 8.67% 1.0% Peer Peer(1) 1.03 7.5% 0.8% 8.37 0.6% 5.0% 0.4% 2.5% 0.2% 0.0% 0.0% 2014 2015 2016 2017 YTD 3Q18 (3) 2014 2015 2016 2017 YTD 3Q18 (3) Return on Average Tangible Equity 20.0% 17.25% 15.08%(2) 15.0% 14.02% 14.39% 13.71% Peer(1) 10.0% 12.77 5.0% 0.0% (3) 2014 2015 2016 2017 YTD 3Q18 (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets through 2Q18 (2)This is a non-GAAP number that adjusts for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures. 4 (3)Annualized

Expenses Noninterest Expense / Average Assets Efficiency Ratio(2) 3.5% 70% 3.0% 2.46% Peer(1) 2.5% 2.30% 58.67% Peer(1) 2.17% 2.10% 2.08% 60% 55.86% 2.0% 54.06% 51.77% 1.5% 50.59% 50% 1.0% 0.5% 0.0% 40% 2014 2015 2016 2017 YTD 3Q18 2014 2015 2016 2017 YTD 3Q18 (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets through 2Q18 (2)Refer to appendix for reconciliation of Non-GAAP financial measures 5

Mergers and Expansion Integrity Bank North Shore Pittsburgh Mainline National Bank Gateway Bank acquired acquired LPO opened - acquired - March 9, 2012 August 13, 2012 March 4, 2015 November 16, 2016 Northeast Ohio Central Ohio LPO Western NY LPO S&T Bank branch Loan Production Office opened – January 21, 2014 opened – opens in Akron, OH opened – August 27, 2012 March 23, 2015 December 21, 2015 Total Assets $7,060 $7,105 $7,000 $6,943 $6,318 866 $6,000 ) s n o i l l i $4,965 7,060 7,105 M $5,000 6,943 ( $ n i $4,527 $4,533 126 242 5,452 $4,000 4,965 4,533 4,159 $3,000 2012 2013 2014 2015 2016 2017 3Q18 S&TBank Mainline Bank Gateway Bank Integrity Bank 6

Markets Loan Growth by Market 2012 S&T Operates in 5 Regional Markets Western NY MSAs Locations Deposits(2) Loans(2) Pittsburgh Southwestern PA(1) Altoona 50 $3,864 $2,863 Northeast OH Johnstown Southwestern Central PA PA Lancaster Central OH Central PA Harrisburg 7 665 828 York Western NY Western NY Other PA 118 388 Total PA 4,647 4,079 Northeast OH Southwester Northeast OH Southwestern n PA Central PA Akron PA Northeast OH 1 40 348 Central PA Cleveland 2018 Central OH Central OH Columbus 1 33 322 Other OH 19 192 Total OH 92 862 Western NY Rochester Western NY 1 11 385 Buffalo Other NY 12 145 Total NY 23 530 Northeast OH Southwestern PA Central PA Total Other States 705 341 Central OH Total $5,467 $5,812 (1) Includes Pittsburgh, Altoona & Johnstown MSAs and Indiana, Clearfield & Jefferson Counties (2) Based on customer residence Dollars in millions as of September 30, 2018 7

Asset Quality Nonperforming Loans / Total Loans Net Charge Offs / Average Loans 1.00% 0.60% 0.76% 0.50% 0.70% 0.75% 0.40% 0.30% 0.25% Peer(1) 0.22% 0.50% 0.42% 0.18% 0.19% 0.36% 0.20% 0.32% 0.10% 0.25% 0.00% Peer(1) 0.00% 0.00% -0.10% (2) 2014 2015 2016 2017 3Q18 2014 2015 2016 2017 YTD 3Q18 (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets through 2Q18 (2)Annualized 8

Asset Quality Loan Mix As of 09.30.18 Amount % of Total CRE $2,827 49% C&I 1,451 25% Consumer 1,246 21% Construction 284 5% Total Portfolio Loans $5,808 100% Dollars in Millions 9

Rate Sensitivity Net Interest Margin Betas As of 09.30.18 3Q18 vs Balance 3Q16 3Q18 3Q16 Beta 3Q18(2) Fed Funds 0.50% 2.01% 1.51% Net Interest Margin - FTE(1) 3.46% 3.67% 0.21% 14% Total Interest Earning Assets 3.87% 4.55% 0.68% 45% $6.5 Total Costing Liabilities 0.56% 1.23% 0.67% 45% 4.6 Securities - FTE 2.46% 2.78% 0.32% 21% 0.7 Loans - FTE 4.08% 4.79% 0.71% 47% 5.7 Deposits (excludes DDA) 0.52% 1.07% 0.55% 36% 4.0 Borrowings 0.87% 2.35% 1.48% 98% 0.5 Total Deposits (includes DDA) 0.39% 0.79% 0.40% 26% 5.5 Core Deposits (excludes CDs) 0.16% 0.46% 0.30% 20% 3.9 (1) Refer to appendix for reconciliation of Non-GAAP financial measures appendix (2) Dollars in billions 10

Senior Management Senior Management Name Title Years in Banking Years with S&T Todd D. Brice President & CEO 33 33 Mark Kochvar Chief Financial Officer 32 26 David G. Antolik Chief Lending Officer 30 28 Ernest J. Draganza Chief Risk Officer 31 26 Patrick J. Haberfield Chief Credit Officer 31 8 David P. Ruddock Chief Operating Officer 33 33 Thomas J. Sposito, II Chief Corporate Develop Officer 33 6 Rebecca A. Stapleton Chief Banking Officer 30 30 11

Valuation Stock Performance Total Annualized Shareholder Return Includes reinvested dividends (Data as of 09.30.18) 1 YR 3 YR 5 YR 10 YR STBA 12.06% 12.70% 15.25% 4.61% S&P 600 Bank 7.23% 15.60% 14.75% 7.00% NASDAQ Bank 5.30% 15.74% 13.97% 7.54% S&P 500 17.95% 17.32% 13.95% 11.96% Source: Bloomberg Institutional Ownership 59.77% Insider Ownership 2.06% Employee 401K 1.47% Source: NASDAQ and internal data 12

Performance

S&T Bancorp Inc.

Performance Summary

	YTD 3Q18	2017	Excludes DTA[2]	2016	2015	2014
Net Income (in $ thousands)	$78,480	$72,968	*$86,401*	$71,392	$67,081	$57,910
Diluted Earnings per Share	$2.24	$2.09	*$2.47*	$2.05	$1.98	$1.95
Dividends Declared per Share	$0.72	$0.82		$0.77	$0.73	$0.68
Total Assets (in $ millions)	$7,105	$7,060		$6,943	$6,318	$4,965
Total Loans (in $ millions)	$5,812	$5,766		$5,615	$5,063	$3,872
Total Deposits (in $ millions)	$5,467	$5,428		$5,272	$4,877	$3,909
Return on Average Assets (annualized YTD)	1.50%	1.03%	*1.22%*	1.08%	1.13%	1.22%
Return on Average Equity (annualized YTD)	11.63%	8.37%	*9.90%*	8.67%	8.94%	9.71%
Return on Tangible Equity[1] (annualized YTD)	17.25%	12.77%	*15.08%*	13.71%	14.39%	14.02%
Net Interest Margin (FTE)[1]	3.63%	3.56%		3.47%	3.56%	3.50%
Nonperforming Assets/Loans+OREO	0.41%	0.42%		0.77%	0.71%	0.33%
Allowance for Loan Losses/Total Portfolio Loans	1.04%	0.98%		0.94%	0.96%	1.24%
Net Loan Charge-offs/Average Loans (annualized YTD)	0.19%	0.18%		0.25%	0.22%	0.00%
Risk Based Capital-Total	13.27%	12.55%		11.86%	11.60%	14.27%
Tangible Common Equity/Tangible Assets[1]	9.25%	8.72%		8.23%	8.24%	9.00%

[1] Refer to appendix for reconciliation of Non-GAAP financial measures

[2] These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures.

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Financial Data

S&T Bancorp Inc.

Income Statement

	YTD 3Q18	2017	Excludes DTA[1]	2016	2015	2014
Net Interest Income	$174,596	$225,733		$203,259	$187,551	$148,042
Noninterest Income	38,086	55,462		54,635	51,033	46,338
Total Revenue	**212,682**	**281,195**		**257,894**	**238,584**	**194,380**
Noninterest Expense	109,030	147,907		143,232	136,717	117,240
Provision for Loan Losses	12,279	13,883		17,965	10,388	1,715
Net Income Before Taxes	**91,373**	**119,405**		**96,697**	**91,479**	**75,425**
Taxes	12,893	46,437	*$33,004*	25,305	24,398	17,515
Net Income	**$78,480**	**$72,968**	***$86,401***	**$71,392**	**$67,081**	**$57,910**
Diluted Earnings per Share	$2.24	$2.09	*$2.47*	$2.05	$1.98	$1.95

Balance Sheet

	3Q18	2017	2016	2015	2014
Securities	$682,535	$698,291	$693,487	$660,963	$640,273
Interest-bearing Balances	132,650	61,965	87,201	41,639	57,048
Loans, Net	5,751,458	5,709,544	5,562,437	5,014,786	3,823,805
Other	538,720	590,455	599,928	600,966	443,560
Total Assets	**$7,105,363**	**$7,060,255**	**$6,943,053**	**$6,318,354**	**$4,964,686**
Deposits	$5,467,509	$5,427,891	$5,272,377	$4,876,611	$3,908,842
Borrowings	671,253	683,081	771,164	580,748	385,666
Other Liabilities	46,820	65,252	57,556	68,758	61,789
Equity	919,781	884,031	841,956	792,237	608,389
Total Liabilities & Equity	**$7,105,363**	**$7,060,255**	**$6,943,053**	**$6,318,354**	**$4,964,686**

Dollars in thousands, except per share data

[1]These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures.

14

Financial Data

S&T Bancorp Inc.

Net Interest Margin

	3Q18	2017	2016	2015	2014
Securities - FTE	2.78%	2.48%	2.41%	2.48%	2.58%
Loans - FTE	4.79%	4.32%	4.08%	4.09%	4.06%
Total Interest-earning Assets - FTE	4.55%	4.09%	3.87%	3.86%	3.78%
Deposits	1.07%	0.62%	0.51%	0.37%	0.36%
Borrowings	2.35%	1.27%	0.86%	0.71%	0.91%
Total Costing Liabilities	1.23%	0.72%	0.55%	0.40%	0.41%
Net Interest Margin – FTE[(1)]	3.63%	3.56%	3.47%	3.56%	3.50%
Purchase Accounting NIM – FTE[(1)]	3.61%	3.53%	3.41%	3.44%	3.49%

Loan Portfolio

Dollars in thousands	3Q18	2017	2016	2015	2014
Commercial					
Commercial Real Estate	$2,826,372	$2,685,994	$2,498,476	$2,166,603	$1,682,236
Commercial & Industrial	1,451,371	1,433,266	1,401,035	1,256,830	994,138
Construction	283,783	384,334	455,884	413,444	216,148
Total Commercial	**4,561,526**	**4,503,594**	**4,355,395**	**3,836,877**	**2,892,522**
Consumer					
Residential Mortgage	699,867	698,774	701,982	639,372	489,586
Home Equity	472,451	487,326	482,284	470,845	418,563
Installment and Other Consumer	67,542	67,204	65,852	73,939	65,567
Construction	6,421	4,551	5,906	6,579	2,508
Total Consumer	**1,246,281**	**1,257,855**	**1,256,024**	**1,190,735**	**976,224**
Total Portfolio Loans	**5,807,807**	**5,761,449**	**5,611,419**	**5,027,612**	**3,868,746**
Total Loans Held for Sale	4,207	4,485	3,793	35,321	2,970
Total Loans	**$5,812,014**	**$5,765,934**	**$5,615,212**	**$5,062,933**	**$3,871,716**

Asset Quality

Dollars in thousands	3Q18	2017	2016	2015	2014
Total Nonperforming Loans	$20,739	$23,938	$42,635	$35,382	$12,457
Nonperforming Loans/ Total Loans	0.36%	0.42%	0.76%	0.70%	0.32%
Nonperforming Assets/Total Loans + OREO	0.41%	0.42%	0.77%	0.71%	0.33%
Net Charge-offs (Recoveries)(annualized YTD)/Average Loans	0.19%	0.18%	0.25%	0.22%	0.00%
Allowance for Loan Losses/Total Portfolio Loans	1.04%	0.98%	0.94%	0.96%	1.24%
Allowance for Loan Losses/Nonperforming Loans	292%	236%	124%	136%	385%

Capital

	3Q18	2017	2016	2015	2014
Leverage	10.13%	9.17%	8.98%	8.96%	9.80%
Common Tier 1 – Risk-Based Capital	11.42%	10.71%	10.04%	9.77%	11.81%
Tier 1 – Risk-Based Capital	11.76%	11.06%	10.39%	10.15%	12.34%
Total – Risk-Based Capital	13.27%	12.55%	11.86%	11.60%	14.27%
Tangible Common Equity/Tangible Assets [(1)]	9.25%	8.72%	8.23%	8.24%	9.00%

[(1)]Refer to appendix for reconciliation of Non-GAAP financial measures

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Appendix

S&T Bancorp Inc.

APPENDIX – Non-GAAP Measures

Tangible shareholders' equity/tangible assets (non-GAAP)

	YTD 3Q18	2017	2016	2015	2014
Total Shareholders' Equity (GAAP basis)	$919,781	$884,031	$841,956	$792,237	$608,389
Less: goodwill and other intangible assets	(290,171)	(295,347)	(296,580)	(298,289)	(178,451)
Tax effect of other intangible assets	572	1,287	1,719	2,284	921
Tangible shareholders' equity (non-GAAP)	**630,182**	**589,971**	**547,095**	**496,232**	**430,859**
Total assets (GAAP basis)	7,105,363	7,060,255	6,943,053	6,318,354	4,964,686
Less: goodwill and other intangible assets	(290,171)	(295,347)	(296,580)	(298,289)	(178,451)
Tax effect of other intangible assets	572	1,287	1,719	2,284	921
Tangible assets (non-GAAP)	**$6,815,764**	**$6,766,195**	**$6,648,192**	**$6,022,349**	**$4,787,156**
Tangible shareholders' equity/tangible assets (non-GAAP)	**9.25%**	**8.72%**	**8.23%**	**8.24%**	**9.00%**

Efficiency ratio (YTD)(non-GAAP)

Efficiency ratio (YTD)(non-GAAP)	YTD 3Q18	2017	2016	2015	2014
Noninterest expense	$109,030	$147,907	$143,232	$136,717	$117,240
Net interest income	174,596	225,733	203,259	187,551	148,042
Plus: taxable equivalent adjustment	2,830	7,493	7,043	6,123	5,461
Net interest income (FTE) (non-GAAP)	**177,426**	**233,226**	**210,302**	**193,674**	**153,503**
Noninterest income	38,086	55,462	54,635	51,033	46,338
Less: securities (gains) losses, net	—	(3,000)	—	34	(41)
Net interest income (FTE) (non-GAAP) plus noninterest income	**$215,512**	**$285,688**	**$264,937**	**$244,741**	**$199,800**
Efficiency ratio (YTD)(non-GAAP)	**50.59%**	**51.77%**	**54.06%**	**55.86%**	**58.67%**

Return on average tangible shareholders' equity (non-GAAP)(annualized YTD)

	YTD 3Q18	2017	2016	2015	2014
Net Income (annualized)	$104,927	$72,968	$71,392	$67,081	$57,910
Plus: amortization of intangibles (annualized)	878	1,233	1,615	1,818	1,129
Tax effect of amortization of intangibles (annualized)	(184)	(432)	(565)	(636)	(395)
Net income before amortization of intangibles (annualized)	**105,621**	**73,769**	**72,442**	**68,263**	**58,644**
Total average shareholders' equity (GAAP Basis)	902,146	872,130	823,607	750,069	596,155
Less: average goodwill and other intangible assets	(290,493)	(295,937)	(297,377)	(278,130)	(178,990)
Tax effect of other intangible assets	636	1,493	1,992	2,283	1,109
Tangible average shareholders' equity (non-GAAP)	**$612,290**	**$577,686**	**$528,222**	**$474,222**	**$418,274**
Return on average tangible shareholders' equity (non-GAAP)	**17.25%**	**12.77%**	**13.71%**	**14.39%**	**14.02%**

Net Interest Margin Rate (FTE) (Non-GAAP)

	YTD 3Q18	2017	2016	2015	2014
Total interest income	$213,237	$260,642	$227,774	$203,548	$160,523
Less: interest expense	(38,641)	(34,909)	(24,515)	(15,997)	(12,481)
Net interest income per consolidated statements of net income	174,596	225,733	203,259	187,551	148,042
Plus: taxable equivalent adjustment	2,830	7,493	7,043	6,123	5,461
Net interest income (FTE) (non-GAAP)	**177,426**	**233,226**	**210,302**	**193,674**	**153,503**
Purchase accounting adjustment	(1,072)	(1,839)	(2,952)	(6,202)	(109)
Purchase accounting net interest income (FTE) (non-GAAP)	**$176,354**	**$231,387**	**$207,350**	**$187,472**	**$153,394**
Average interest earning assets	**$6,525,278**	**$6,549,821**	**$6,067,151**	**$5,432,862**	**$4,386,799**
Net Interest Margin	**3.58%**	**3.45%**	**3.35%**	**3.45%**	**3.37%**
Adjustment to FTE Basis	**0.05%**	**0.11%**	**0.12%**	**0.11%**	**0.13%**
Net Interest Margin (FTE) (non-GAAP)	**3.63%**	**3.56%**	**3.47%**	**3.56%**	**3.50%**
Purchase accounting adjustment	**-0.02%**	**-0.03%**	**-0.06%**	**-0.12%**	**-0.01%**
Purchase accounting NIM – FTE (non-GAAP)	**3.61%**	**3.53%**	**3.41%**	**3.44%**	**3.49%**

Return on Average Equity

	2017
Net Income	$72,968
Plus: DTA re-measurement	13,433
Adjusted net income (non-GAAP)	**86,401**
Average assets	872,130
Plus: DTA re-measurement	589
Average assets (non-GAAP)	**872,719**
Return on average equity (non-GAAP)	**9.90%**

Return on Average Assets

	2017
Net Income	$72,968
Plus: DTA re-measurement	13,433
Adjusted net income (non-GAAP)	**86,401**
Average assets	$7,060,232
Plus: DTA re-measurement	589
Average assets (non-GAAP)	**7,060,821**
Return on average assets (non-GAAP)	**1.22%**

Return on Tangible Shareholders' Equity

	2017
Net Income	$72,968
Plus: DTA re-measurement	13,433
Adjusted net income (non-GAAP)	86,401
Plus: amortization of intangibles	1,233
Tax effect of amortization of intangibles	(432)
Adjusted net income before amortization of intangibles	**87,202**
Average total shareholders' equity	872,130
Plus: DTA re-measurement	589
Less: average goodwill and other intangible assets	(295,937)
Tax effect of average goodwill and other intangible assets	1,493
Average tangible equity (non-GAAP)	**$578,275**
Return on average tangible equity (non-GAAP)	**15.08%**

Diluted Earnings Per Share

Diluted Earnings Per Share	
Net Income	$72,968
Plus: DTA re-measurement	13,433
Adjusted net income (non-GAAP)	**86,401**
Average shares outstanding - diluted	**34,955**
Diluted earnings per share (non-GAAP)	**$2.47**

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Third Quarter 2018 MEMBER FDIC